                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)   February 24, 1999
                                                -------------------------------


                             ONEWORLD SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     000-23260                     94-3095680
----------------------------          -----------               ------------------
(State or Other Jurisdiction          (Commission                 (I.R.S. Employer
      of Incorporation)               File Number)              Identification No.)


                  1144 East Arques Avenue, Sunnyvale, CA 94086
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's Telephone Number, Including Area Code:       (408) 523-1100
                                                   -----------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On February 24, 1999 , March 3, 1999 and March 10, 1999, OneWorld Systems, Inc. issued the press releases which are attached hereto as exhibits.

Exhibit 5.1    Press Release issued February 24, 1999 - OneWorld Systems Reports Delisting
               from Nasdaq Stock Market

Exhibit 5.2    Press Release issued March 3, 1999 - OneWorld Systems Announces $10 Million
               In New Financing

Exhibit 5.3    Press Release issued March 10, 1999 - OneWorld Systems Closes $10 Million in Financing
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  OneWorld Systems, Inc.




Date:  March 11, 1999        By:  /s/ Neil Selvin
                                  --------------------------------------------
                                  Neil Selvin
                                  President and Chief Executive Officer
                                   (Principal Executive Officer)


EXHIBIT INDEX


                                                      Sequentially
                                                        Numbered
Document                                                  Page
------------                                          -------------
    5.1          Press Release issued February 24,          3
                 1999 OneWorld Systems Reports
                 Delisting from Nasdaq Stock
                 Market

    5.2          Press Release issued March 3,              4
                 1999 OneWorld Systems
                 Announces $10 Million In New
                 Financing

    5.3          Press Release issued March 10,             8
                 1999 OneWorld Systems Closes
                 $10 Million in Financing